Exhibit 10.25

To: Lantheus Medical Imaging	October 19, 2008

Subject: Larry G Pickering, Executive Chairman Compensation

This letter serves as an amendment to the employment contract which is effective Jan 8, 2008.

Effective January 1, 2009 my base salary will be reduced from the $500,000. annually to $400,000. All other terms of the agreement will remain the same until modified in the future.

/s/ Larry G Pickering
Larry G Pickering
Executive Chairman, Lantheus Medical Imaging

Cc:	David Burgstahler, Avista Capital
Michael Duffy, Legal Counsel
Bob Gaffey, CFO